UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09092

First Eagle Variable Funds
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas New York, NY			10105-4300
(Address of principal executive offices)			(Zip code)

Robert Bruno First Eagle Funds 1345 Avenue of the Americas New York, NY 10105-4300
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-212-632-2700

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.           Reports to Stockholders.

Annual Report

DECEMBER 31, 2013

Overseas Variable Fund

ADVISED BY FIRST EAGLE INVESTMENT MANAGEMENT, LLC

Forward-Looking Statement Disclosure

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements". Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "may", "will", "believe", "attempt", "seem", "think", "ought", "try" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Table of Contents

Letter from the President	4
Management's Discussion of Fund Performance	7
Fund Overview	10
Schedule of Investments	12
Statement of Assets and Liabilities	22
Statement of Operations	24
Statements of Changes in Net Assets	25
Financial Highlights	26
Notes to Financial Statements	28
Report of Independent Registered Public Accounting Firm	43
Fund Expenses	44
General Information	46
Tax Information	47
Additional Information	48
Consideration of Investment Advisory Agreement	54

Letter from the President

John P. Arnhold

Dear Fellow Shareholders,

At First Eagle, we remain committed to attempting to protect and preserve our shareholders' purchasing power over time. Irrespective of short-term market events, swings in investor confidence or the pressure to follow a new market paradigm, our first priority is unwavering—to provide prudent stewardship of the assets you've placed in our care.

Before I provide a market overview and the portfolio management team's views, I wanted to pause and thank you for your continued confidence and support.

Market Overview

Since I last wrote to you in August, equity markets have generally continued their steady march higher and, while there have been a few pockets of uncertainty, by and large investors seem unruffled by continued unprecedented central bank intervention, budget impasses that cause government shut downs, stubbornly high global unemployment, large municipal bankruptcies and debt ceiling impasses—just to name a few.

With the fifth anniversary of the financial crisis upon us, we find it disquieting that investors appear so comfortable taking on more risk while these unresolved global, monetary and fiscal issues continue to fester in the background.

For example, during the six-month period ending December 31st, U.S. and Japanese markets continued on their path of nearly uninterrupted appreciation—still benefiting from accommodative monetary policy. Specifically, in the U.S., the S&P 500 appreciated 16.31%. Similarly, Japan's equity market, as measured by the Nikkei 225, has risen 19.11%. In Europe, the MSCI EAFE has risen 17.94% since June 30, 20131.

During the same period, high yield market spreads also generally tightened and ended December at 400 basis points; a 121 basis point move from 521 basis points on June 30th.2

1 Source: FactSet, as of 12/31/13

2 Source: BofA Merrill Lynch Global Research, OAS for BofA Merrill Lynch U.S. High Yield Master II Index

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2013

Letter from the President (continued)

It is perhaps unsurprising that in a period where investors are feeling good, gold bullion's price has declined to end the period at $1,204.35.3 As I mentioned in my last letter, while bullion's price declines have been steep, we remain comfortable with our view of gold as a potential hedge against unforeseen circumstances.

Our focus continues to be seeking to identify quality businesses priced at what we believe to be a discount to our view of their intrinsic values. In periods like the past year where equity markets enjoy nearly uninterrupted growth, we tended to underperform equity indexes that do not hold cash or gold, but instead own equities with no view about appropriate valuation and bonds we consider to be high risk. Rest assured that at First Eagle, we remain focused on attempting to deliver long-term absolute returns while also striving to avoid the permanent impairment of our clients' capital.

Overseas Variable Portfolio Management Team Views

The Global Value team remains focused on seeking to produce attractive real returns over the long term and to provide an element of resilience in times of distress. Portfolio Managers Matthew McLennan, Abhay Deshpande and Kimball Brooker believe these goals are especially relevant today. Looking back on the year, investors might be cheered by the strong stock market performance. There are numerous signs of improved business and market sentiment in the U.S. and the global imbalances they have previously discussed have moderated somewhat. Nonetheless, sovereign debt levels still approach 100% of GDP in developed economies around the world and unemployment levels in many of these developed countries remain close to double-digits. As a result, this team expects to see a continuation of the financial repression in place since the financial crisis. In the team's view, this period will be punctuated by episodic windows of market distress driven by fiscal policy tightening or private sector deleveraging.

The Global Value team continues to maintain cash balances, reflecting both the absence of bargains and the trimming of what they consider to be more fully valued positions. We believe this cash should help the funds weather—and take advantage of—bouts of market turbulence. The team remains patient as equity valuations drift ever higher.

3 Source: Bloomberg

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2013

Letter from the President (continued)

Closing Tribute

We lost a highly respected and valued colleague late last year. Rachel Benepe passed away on November 2nd. No words can adequately express our sorrow over her passing or our gratitude for the meaningful contributions she made at First Eagle. Those of us who knew and worked with Rachel experienced her unwavering passion for investing and admired the diligence and care she brought to her work serving as a Portfolio Manager of the Gold Fund and as a Senior Analyst on the Global Value team. She will be missed.

Sincerely,

John P. Arnhold

February 2014

The commentary represents the opinion of John Arnhold as of February 2014 and is subject to change based on market and other conditions. These materials are provided for informational purposes only. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. The views expressed herein may change at any time subsequent of the date of issue hereof. The information provided is not to be construed as a recommendation or an offer to buy or sell or the solicitation of an offer to buy or sell any fund or security.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2013

Management's Discussion of Fund Performance

Markets around the world rose on the hopes of a sustained U.S. economic recovery despite the Federal Reserve's decision to reduce the bond-buying program. As a result, the MSCI EAFE rose 22.8% during the twelve-months ending December 31, 2013. In Germany, the DAX Index rose 25.5% while in France, the CAC 40 Index rose 18.0%. And in Japan, the Bank of Japan's announcement of a $53 billion stimulus package helped the Nikkei 225 Index increase 56.7%. The U.S. dollar rose 21.4% against the Japanese yen in part, because the Bank of Japan has manipulated the yen lower to make Japanese exports less expensive. The U.S. dollar fell 4.0% against the Euro. Crude oil rose 7.2% during the twelve months to $98 a barrel. Gold fell 28.0% an ounce to $1,204 as expectations for a sustained U.S. market recovery would make gold less attractive. We have always viewed gold as a potential hedge against extreme outcomes which might include inflation, deflation or currency debasement.

First Eagle Overseas Variable Fund

The net asset value ("NAV") of the Fund rose 13.3% for the year ending December 31, 2013, while the MSCI EAFE Index rose 22.8%. The Fund's cash and cash equivalents position was 16.2% as of December 31, 2013.

The five largest contributors to the performance of the First Eagle Overseas Variable Fund over the period were KDDI Corporation (telecom, Japan), Keyence Corporation (measurement systems for factory automation, Japan), SMC Corporation (pneumatic equipment manufacturer, Japan), Jumbo SA (toy manufacturer, Greece) and Carrefour SA (supermarkets, France) collectively accounting for 3.94 percentage points of the year's performance.

The five largest detractors were gold bullion, Newcrest Mining Limited (gold mining, Australia), Gold Fields Limited, ADR (gold mining, South Africa), Agnico-Eagle Mines Limited (gold mining, Canada) and Industrias Penoles S.A.B. de C.V. (mining, Mexico). Their combined negative performance over the twelve month period subtracted 4.70 percentage points from the Fund's performance.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2013

Management's Discussion of Fund Performance (continued)

As of December 31, 2013, the First Eagle Overseas Variable Fund was approximately 40% hedged versus the Japanese Yen and 35% hedged versus the Euro.

Matthew McLennan

Head of the Global Value Team
Portfolio Manager

Abhay Deshpande

Portfolio Manager

T. Kimball Brooker, Jr.

Portfolio Manager

February 2014

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2013

Management's Discussion of Fund Performance (continued)

Past performance is no guarantee of future results. The portfolio is actively managed. Current and future portfolio holdings are subject to risk.

There are risks associated with investing in funds that invest in securities of foreign countries, such as erratic market conditions, economic and political instability and fluctuations in currency exchange rates. Investment in gold and gold related investments present certain risks, and returns on gold related investments have traditionally been more volatile than investments in broader equity or debt markets.

Funds whose investments are concentrated in a specific industry or sector may be subject to a higher degree of risk than funds whose investments are diversified and may not be suitable for all investors.

Hedging can reduce exposure to currency exchange movement, but cannot eliminate that exposure. It is possible to lose money under a hedge.

Results from hedging transactions, which for the Fund are primarily currency forward contracts, are further described in the financial statements that follow this commentary.

The commentary represents the opinion of the Global Value Team Portfolio Managers as of February 2014 and is subject to change based on market and other conditions. These materials are provided for informational purposes only. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. The views expressed herein may change at any time subsequent of the date of issue hereof. The information provided is not to be construed as a recommendation or an offer to buy or sell or the solicitation of an offer to buy or sell any fund or security.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2013

Fund Overview | Data as of December 31, 2013 (unaudited)

INVESTMENT OBJECTIVE

First Eagle Overseas Variable Fund seeks long-term growth of capital by investing primarily in equities, including common and prefered stocks, warrants or other similar rights, and convertible securities, issued by non-U.S. companies.

Average Annual Returns

	ONE-YEAR	FIVE-YEARS	TEN-YEARS
First Eagle Overseas Variable Fund	13.25%	11.80%	11.46%
MSCI EAFE Index	22.78	12.44	6.91
Consumer Price Index	1.51	2.08	2.38

Asset Allocation*

Countries**

Japan	26.86%
France	11.85
Canada	7.08
United States	4.31
Germany	4.19
Switzerland	3.72
Mexico	3.27
United Kingdom	3.18
Singapore	2.46
South Korea	2.41
South Africa	1.45
Austria	1.27
Hong Kong	1.25
Sweden	1.19
Thailand	1.17
Ireland	0.99
Spain	0.94
Italy	0.88
Bermuda	0.86
Belgium	0.83
Greece	0.80
Norway	0.63
Australia	0.62
Netherlands	0.53
Israel	0.47
Turkey	0.30
Malaysia	0.20
Mauritius	0.12

  *  Asset Allocations and Countries percentages are based on total investments in the portfolio.

  **  Country allocations reflect country of issuer (not currency of issue) and exclude short term investments. Bonds of non-U.S. issuers may be U.S. dollar denominated.

The Fund's portfolio composition is subject to change at any time.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2013

Overseas Variable

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The MSCI EAFE Index is a total return index, reported in U.S. Dollars, based on share price and reinvested net dividends of approximately 1,100 companies from 22 countries and is not available for purchase. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

Top 10 Holdings*

Gold Bullion (precious metal)	4.29%
Grupo Televisa S.A.B., ADR (Mexican media company)	2.25
SMC Corporation (Japanese automated control devices manufacturer)	2.22
Keyence Corporation (Japanese sensors manufacturer)	2.14
Fanuc Corporation (Japanese automation components manufacturer)	2.01
KDDI Corporation (Japanese telecommunications company)	1.95
Secom Company Limited (Japanese commercial services provider)	1.83
Total SA (French oil company)	1.73
Pargesa Holding SA (Swiss holding company)	1.71
Canadian Natural Resources Limited (Canadian energy company)	1.68
Total	21.81%

*Holdings in cash, commercial paper, and other short term cash equivalents have been excluded. Percentages are based on total net assets.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2013

First Eagle Overseas Variable Fund

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks — 78.38%
Australia 0.61%
536,455	Newcrest Mining Limited	$12,066,063	$3,736,206
Austria 1.26%
285,928	Wienerberger AG	4,197,348	4,533,370
66,425	OMV AG	2,660,877	3,179,139
		6,858,225	7,712,509
Belgium 0.83%
34,494	Groupe Bruxelles Lambert SA	2,959,008	3,166,563
16,497	Sofina SA	1,625,340	1,878,912
		4,584,348	5,045,475
Bermuda 0.86%
88,380	Jardine Matheson Holdings Limited	2,769,071	4,623,158
54,416	Hiscox Limited	483,004	626,265
		3,252,075	5,249,423
Canada 6.86%
302,912	Canadian Natural Resources Limited	8,714,348	10,248,677
281,901	Cenovus Energy, Inc.	7,338,141	8,076,464
198,988	Potash Corporation of Saskatchewan, Inc.	7,690,709	6,558,645
230,720	Goldcorp, Inc.	7,042,020	4,999,702
157,579	Agnico-Eagle Mines Limited	5,307,459	4,158,098
432,584	Penn West Petroleum Limited	7,186,941	3,616,402
623,253	Kinross Gold Corporation	3,165,324	2,729,848
75,229	EnCana Corporation	1,552,890	1,357,884
107,519	Catalyst Paper Corporation (a)(b)	2,181	130,065
		48,000,013	41,875,785
France 11.81%
172,529	Total SA	8,565,598	10,569,108
233,461	Bouygues SA	8,590,436	8,806,540
210,837	Carrefour SA	5,280,466	8,356,292
77,828	Sanofi	5,617,906	8,257,079
75,015	Sodexo	2,043,749	7,599,507
121,324	Compagnie de Saint-Gobain	5,088,555	6,672,041
26,147	Wendel SA	508,531	3,811,065
164,999	Société Télévision Francaise 1	2,618,514	3,180,116
40,142	Neopost SA	3,232,488	3,093,611
9,984	Robertet SA	680,629	2,472,297

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2013

Schedule of Investments | Year Ended December 31, 2013

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks — 78.38% — (continued)
France 11.81% — (continued)
27,856	Laurent-Perrier	$2,065,828	$2,471,736
25,364	NSC Groupe (b)	1,929,606	2,024,157
34,760	Legrand SA	1,159,791	1,915,642
22,180	Société Foncière Financière et de Participations (a)	2,036,704	1,288,412
8,655	BioMerieux	671,299	908,122
9,682	Gaumont SA	835,117	478,171
8,840	Sabeton SA (a)	100,102	146,177
		51,025,319	72,050,073
Germany 4.18%
134,342	HeidelbergCement AG	6,910,572	10,192,503
60,693	Daimler AG	2,766,909	5,251,856
263,611	Deutsche Wohnen AG	2,168,674	5,089,786
153,124	Hamburger Hafen und Logistik AG	5,268,902	3,745,403
15,874	Fraport AG	584,545	1,187,761
		17,699,602	25,467,309
Greece 0.80%
305,206	Jumbo SA (a)	1,892,343	4,870,512
Hong Kong 1.24%
1,093,873	Hopewell Holdings Limited	3,659,271	3,710,053
189,670	Guoco Group Limited	2,199,025	2,331,036
446,571	Great Eagle Holdings Limited	1,465,981	1,529,017
		7,324,277	7,570,106
Ireland 0.98%
225,825	CRH PLC	3,875,755	5,695,333
66,730	Beazley PLC	219,324	300,454
		4,095,079	5,995,787
Israel 0.47%
340,846	Israel Chemicals Limited	3,405,892	2,840,056
Italy 0.88%
397,580	Italcementi S.p.A. RSP	3,849,944	1,870,571
68,340	Italcementi S.p.A.	1,275,606	584,775
45,886	Italmobiliare S.p.A. RSP (a)	2,342,059	912,793
25,533	Italmobiliare S.p.A. (a)	2,256,914	862,337
79,000	Recordati S.p.A.	524,615	1,136,795
		10,249,138	5,367,271

See Notes to Financial Statements.

Overseas Variable Fund

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks — 78.38% — (continued)
Japan 26.78%
53,760	SMC Corporation (c)	$6,063,411	$13,568,401
30,510	Keyence Corporation (c)	5,314,054	13,063,924
66,880	Fanuc Corporation (c)	5,120,410	12,255,131
192,800	KDDI Corporation (c)	5,953,028	11,879,413
185,360	Secom Company Limited (c)	7,814,855	11,183,683
365,160	Hoya Corporation (c)	7,795,394	10,155,788
362,300	MS&AD Insurance Group Holdings (c)	9,916,118	9,738,250
341,600	NKSJ Holdings, Inc. (c)	8,709,117	9,507,963
101,360	Shimano, Inc. (c)	1,900,510	8,701,669
138,280	Astellas Pharma, Inc. (c)	5,203,863	8,198,180
235,660	Mitsubishi Estate Company Limited (c)	3,856,512	7,052,368
48,480	Hirose Electric Company Limited (c)	4,794,553	6,910,885
361,980	Kansai Paint Company Limited (c)	2,725,268	5,352,935
57,100	Ono Pharmaceutical Company Limited (c)	1,880,545	5,005,128
116,400	Nissin Foods Holdings Company Limited (c)	4,086,050	4,912,230
114,390	Nomura Research Institute Limited (c)	2,127,391	3,615,048
134,448	Chofu Seisakusho Company Limited (c)	2,233,837	3,177,410
96,730	MISUMI Group, Inc. (c)	1,580,714	3,041,242
314,500	Japan Wool Textile Company Limited (c)	2,331,777	2,284,380
122,400	Nitto Kohki Company Limited (c)	2,334,561	2,197,437
72,980	As One Corporation (c)	1,283,278	1,717,703
25,394	SK Kaken Company Limited	654,403	1,543,268
101,210	Nagaileben Company Limited (c)	853,369	1,525,689
108,200	T. Hasegawa Company Limited (c)	1,546,451	1,489,848
51,930	Daiichikosho Company Limited (c)	711,897	1,468,345
56,094	Secom Joshinetsu Company Limited (c)	1,001,733	1,356,829
23,020	Shin-Etsu Chemical Company Limited (c)	1,067,927	1,346,423
9,880	Kobayashi Pharmaceutical Company Limited (c)	454,995	551,522
43,800	Seikagaku Corporation (c)	309,117	535,663
		99,625,138	163,336,755
Malaysia 0.20%
908,990	Genting Malaysia Berhad	745,501	1,215,502

See Notes to Financial Statements.

Schedule of Investments | Year Ended December 31, 2013

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks — 78.38% — (continued)
Mexico 3.26%
453,137	Grupo Televisa S.A.B., ADR	$8,558,304	$13,711,925
260,119	Fresnillo PLC	3,375,778	3,211,197
119,710	Industrias Peñoles S.A.B. de C.V.	661,696	2,983,192
		12,595,778	19,906,314
Netherlands 0.53%
349,321	TNT Express NV	3,511,524	3,242,823
Norway 0.63%
493,564	Orkla ASA	3,490,811	3,850,667
Singapore 2.45%
1,440,813	Haw Par Corporation Limited	3,785,659	9,236,639
3,575,310	ComfortDelGro Corporation Limited	4,136,823	5,694,658
		7,922,482	14,931,297
South Africa 0.88%
240,798	AngloGold Ashanti Limited, ADR	3,874,828	2,822,153
565,610	Gold Fields Limited, ADR	5,927,465	1,809,952
235,367	Harmony Gold Mining Company Limited, ADR	2,356,639	595,478
31,723	Sibanye Gold Limited, ADR	215,391	152,588
		12,374,323	5,380,171
South Korea 2.40%
93,607	KT&G Corporation	5,174,928	6,607,970
17,248	Nong Shim Company Limited	3,172,896	4,102,192
1,360	Lotte Confectionery Company Limited	605,175	2,463,941
49,850	Fursys, Inc.	1,161,375	1,459,577
		10,114,374	14,633,680
Spain 0.94%
85,811	Red Electrica Corporation SA	4,090,764	5,725,432
Sweden 1.19%
204,154	Investor AB, Class 'A'	3,996,850	6,827,511
12,577	Investor AB, Class 'B'	234,678	432,735
		4,231,528	7,260,246
Switzerland 3.70%
129,778	Pargesa Holding SA	7,721,848	10,460,219
134,080	Nestlé SA	4,038,134	9,814,948
5,758	Rieter Holding AG	697,675	1,356,152
6,322	Autoneum Holding AG	289,841	968,090
		12,747,498	22,599,409

See Notes to Financial Statements.

Overseas Variable Fund

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks — 78.38% — (continued)
Thailand 1.17%
8,943,192	Thai Beverage PCL	$1,445,277	$3,826,874
611,105	Bangkok Bank PCL, NVDR	2,002,395	3,310,307
		3,447,672	7,137,181
Turkey 0.30%
206,623	Yazicilar Holding AS	1,423,265	1,802,783
United Kingdom 3.17%
148,270	Berkeley Group Holdings PLC	1,738,195	6,521,216
1,368,939	WM Morrison Supermarkets PLC	6,117,293	5,916,594
198,940	GlaxoSmithKline PLC	3,765,148	5,308,840
72,000	Anglo American PLC	2,138,291	1,573,815
		13,758,927	19,320,465
Total International Common Stocks		360,531,959	478,123,237
OUNCES
Commodity — 4.29%
21,748	Gold bullion (a)	19,624,422	26,192,267
PRINCIPAL
International Bonds — 0.89%
International Convertible Bond — 0.13%
Mauritius 0.13%
800,000 USD	Golden Agri-Resources Limited 2.50% due 10/04/17 (b)(d)(e)	739,315	755,400
International Corporate Bonds — 0.76%
Canada 0.19%
1,863,261 USD	Catalyst Paper Corporation 11.00% due 10/30/17 (f)	1,863,261	1,192,487
South Africa 0.57%
3,333,000 USD	AngloGold Ashanti Holdings PLC 8.50% due 07/30/20	3,346,365	3,458,321
Total International Corporate Bonds		5,209,626	4,650,808
Total International Bonds		5,948,941	5,406,208

See Notes to Financial Statements.

Schedule of Investments | Year Ended December 31, 2013

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Commercial Paper — 16.12%
International Commercial Paper — 5.42%
Germany 1.37%
3,361,000 USD	Siemens Company 0.10% due 01/27/14	$3,360,757	$3,360,757
1,773,000 USD	Siemens Company 0.10% due 03/31/14	1,772,562	1,772,247
3,234,000 USD	Siemens Company 0.12% due 03/26/14	3,233,095	3,232,740
Italy 0.64%
3,888,000 USD	Eni S.p.A. 0.15% due 01/02/14	3,887,984	3,887,984
Japan 0.07%
425,000 USD	Hitachi Limited 0.32% due 01/31/14	424,886	424,886
Switzerland 1.98%
12,063,000 USD	Nestlé SA 0.08% due 01/07/14	12,062,849	12,062,849
United Kingdom 1.36%
1,616,000 USD	BP Capital Markets PLC 0.06% due 01/09/14	1,615,978	1,615,978
1,724,000 USD	BP Capital Markets PLC 0.06% due 01/10/14	1,723,974	1,723,974
3,356,000 USD	BP Capital Markets PLC 0.07% due 02/03/14	3,355,785	3,355,785
1,626,000 USD	Royal Dutch Shell PLC 0.06% due 02/07/14	1,625,900	1,625,900
Total International Commercial Paper		33,063,770	33,063,100
U.S. Commercial Paper — 10.70%
$1,084,000	Chevron Corporation 0.08% due 02/13/14	1,083,896	1,083,896
1,084,000	Chevron Corporation 0.09% due 03/04/14	1,083,832	1,083,729
1,626,000	Coca-Cola Company 0.10% due 03/05/14	1,625,715	1,625,731
1,084,000	Coca-Cola Company 0.13% due 04/10/14	1,083,612	1,083,660
1,317,000	ConocoPhillips 0.12% due 03/24/14	1,316,640	1,316,681
2,980,000	Devon Energy Corporation 0.22% due 01/29/14	2,979,490	2,979,490
626,000	Diageo Capital PLC 0.15% due 01/02/14	625,997	625,997
4,287,000	Exxon Mobil Corporation 0.01% due 01/02/14	4,286,999	4,286,999

See Notes to Financial Statements.

Overseas Variable Fund

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Commercial Paper — 16.12% — (continued)
U.S. Commercial Paper — 10.70% — (continued)
$9,047,000	Google, Inc. 0.06% due 01/28/14	$9,046,593	$9,046,593
2,058,000	IntercontinentalExchange Group, Inc. 0.19% due 01/02/14	2,057,989	2,057,989
355,000	ITT Corporation 0.35% due 01/10/14	354,969	354,969
5,869,000	Microsoft Corporation 0.07% due 02/12/14	5,868,521	5,868,521
3,258,000	NetJets, Inc. 0.02% due 01/02/14	3,257,998	3,257,998
5,566,000	PepsiCo, Inc. 0.06% due 02/07/14	5,565,657	5,565,657
6,392,000	Pfizer, Inc. 0.10% due 03/20/14	6,390,615	6,390,976
9,276,000	Procter & Gamble Company 0.09% due 02/25/14	9,274,725	9,274,725
1,773,000	Wal-Mart Stores, Inc. 0.05% due 02/10/14	1,772,902	1,772,902
1,773,000	Wal-Mart Stores, Inc. 0.05% due 02/11/14	1,772,899	1,772,899
5,139,000	Walt Disney Company 0.10% due 03/25/14	5,137,815	5,137,729
650,000	Walt Disney Company 0.10% due 03/28/14	649,845	649,830
Total U.S. Commercial Paper		65,236,709	65,236,971
Total Commercial Paper		98,300,479	98,300,071
Total Investments — 99.68%		$484,405,801	$608,021,783
Other Assets in Excess of Liabilities — 0.32%			1,975,981
Net Assets — 100.00%			$609,997,764

  (a)  Non-income producing security/commodity.

  (b)  Security is deemed illiquid. At December 31, 2013, the value of these securities amounted to $2,909,622 or 0.48% of net assets.

  (c)  Securities with a total market value equal to $161,793,487 have been fair valued based on fair value adjustment factors at December 31, 2013.

  (d)  Represents a security registered under Regulation S. Bonds sold under Regulation S may not be offered, sold or delivered within the U.S., or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

  (e)  This security is convertible until September 27, 2017.

  (f)  Payment-in-kind security.

See Notes to Financial Statements.

Schedule of Investments | Year Ended December 31, 2013

At December 31, 2013, aggregate cost for federal income tax purposes was $510,432,597. Net unrealized appreciation consisted of:

Gross unrealized appreciation	$132,554,553
Gross unrealized depreciation	(34,965,367)
Net unrealized appreciation	$97,589,186

Abbreviations used in this schedule include:

ADR  — American Depository Receipt

NVDR  — Non-Voting Depository Receipt

PCL  — Public Company Limited

PLC  — Public Limited Company

RSP  — Represents Non-Voting Shares

Currencies

USD  — United States Dollar

Foreign Currency Exchange Contracts — Sales
SETTLEMENT DATES THROUGH	FOREIGN CURRENCY TO BE DELIVERED		U.S. $ TO BE RECEIVED	U.S. $ VALUE AT DECEMBER 31, 2013	UNREALIZED APPRECIATION AT DECEMBER 31, 2013	UNREALIZED DEPRECIATION AT DECEMBER 31, 2013
01/15/14	369,000	British Pound	$603,134	$610,997	$—	$(7,863)
03/19/14	369,000	British Pound	602,044	610,721	—	(8,677)
04/16/14	369,000	British Pound	601,854	610,585	—	(8,731)
05/13/14	738,000	British Pound	1,204,220	1,221,296	—	(17,076)
06/18/14	369,000	British Pound	601,824	610,265	—	(8,441)
01/15/14	6,888,000	Euro	8,852,320	9,475,764	—	(623,444)
03/19/14	8,152,000	Euro	10,975,426	11,214,457	—	(239,031)
04/16/14	3,778,000	Euro	5,121,350	5,197,365	—	(76,015)
05/13/14	10,661,000	Euro	14,177,695	14,666,423	—	(488,728)
06/18/14	3,884,000	Euro	5,358,587	5,343,619	14,968	—
01/15/14	1,315,609,000	Japanese Yen	13,168,824	12,493,198	675,626	—
03/19/14	1,794,560,000	Japanese Yen	18,109,491	17,046,866	1,062,625	—
04/16/14	662,039,000	Japanese Yen	6,564,446	6,289,897	274,549	—
05/13/14	2,072,414,000	Japanese Yen	21,020,392	19,687,183	1,333,209	—
06/18/14	1,019,473,000	Japanese Yen	9,957,444	9,689,966	267,478	—
			$116,919,051	$114,768,602	$3,628,455	$(1,478,006)
Foreign Currency Exchange Contracts — Purchases
SETTLEMENT DATES THROUGH	FOREIGN CURRENCY TO BE RECEIVED		U.S. $ TO BE DELIVERED	U.S. $ VALUE AT DECEMBER 31, 2013	UNREALIZED APPRECIATION AT DECEMBER 31, 2013	UNREALIZED DEPRECIATION AT DECEMBER 31, 2013
03/19/14	470,000	Euro	$636,559	$646,565	$10,006	$—

See Notes to Financial Statements.

Overseas Variable Fund

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS	PERCENT OF NET ASSETS
International Common Stocks
Consumer Discretionary	9.97%
Consumer Staples	8.70
Energy	6.06
Financials	10.84
Health Care	6.86
Industrials	15.45
Information Technology	6.04
Materials	11.57
Telecommunication Services	1.95
Utilities	0.94
Total International Common Stocks	78.38
Commodity	4.29
International Convertible Bond
Consumer Staples	0.13
Total International Convertible Bond	0.13
International Corporate Bonds
Materials	0.76
Total International Corporate Bonds	0.76
Commercial Paper
International Commercial Paper	5.42
U.S. Commercial Paper	10.70
Total Commercial Paper	16.12
Total Investments	99.68%

See Notes to Financial Statements.

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Statement of Assets and Liabilities

FIRST EAGLE OVERSEAS VARIABLE FUND
Assets
Investments, at Cost (Note 1)
Investments	$464,781,379
Gold bullion	19,624,422
Foreign currency	474
Total Investments, at Cost	484,406,275
Investments, at Value (Note 1)
Investments	581,829,516
Gold bullion	26,192,267
Foreign currency	484
Total Investments, at Value	608,022,267
Receivable for forward currency contracts held, at value (Note 1)	3,638,461
Receivable for investment securities sold	58,089
Receivable for Fund shares sold	2,489
Accrued interest and dividends receivable	1,439,887
Other assets	14,657
Total Assets	613,175,850
Liabilities
Payable for Fund shares redeemed	592,848
Payable for investment securities purchased	888
Payable for forward currency contracts held, at value (Note 1)	1,478,006
Investment advisory fees payable (Note 2)	381,064
Distribution fees payable (Note 3)	127,021
Administrative fees payable (Note 2)	16,085
Due to custodian	46,933
Trustee fees payable	822
Accrued expenses and other liabilities	534,419
Total Liabilities	3,178,086
Net Assets	$609,997,764

See Notes to Financial Statements.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2013

December 31, 2013

FIRST EAGLE OVERSEAS VARIABLE FUND
Net Assets Consist of
Capital stock (par value, $0.001 per share)	$20,499
Capital surplus	457,020,240
Net unrealized appreciation on:
Investments (net of $182,989 deferred capital gain country tax)	123,432,993
Foreign currency and forward contract related translation	2,195,428
Undistributed net realized gains on investments, commodity, foreign currency and forward contracts	34,961,246
Accumulated net investment loss	(7,632,642)
Net Assets	$609,997,764
Shares outstanding (1,000,000,000 shares authorized) (Note 6)	20,499,338
Net asset value per share and redemption proceeds per share	$29.76

See Notes to Financial Statements.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2013

Statement of Operations  Year Ended December 31, 2013

FIRST EAGLE OVERSEAS VARIABLE FUND
Investment Income
Interest (net of $189, foreign taxes withheld)	$508,645
Dividends (net of $1,355,935 foreign taxes withheld)	11,666,496
Total Income	12,175,141
Expenses
Investment advisory fees (Note 2)	4,590,258
Administrative costs (Note 2)	60,566
Distribution fees (Note 3)	1,530,086
Shareholder servicing agent fees	995,437
Custodian and accounting fees	243,546
Professional fees	196,618
Shareholder reporting fees	36,967
Trustees' fees	14,474
Registration and filing fees	375
Other Expenses	66,840
Total Expenses	7,735,167
Net Investment Income (Note 1)	4,439,974
Realized and Unrealized Gains (Losses) on Investments and Foreign Currency Related Transactions (Note 1)
Net realized gains from:
Investment transactions (net of capital gain country tax of $16,594)	28,233,525
Foreign currency and forward contract related transactions	15,410,422
43,643,947
Changes in unrealized appreciation (depreciation) of:
Investment transactions (net of decrease in deferred capital gain country tax accruals of $77,707)	31,458,367
Foreign currency and forward contract related translation	(3,033,051)
28,425,316
Net realized and unrealized gains (losses) on investments, foreign currency and forward contract related transactions	72,069,263
Net Increase in Net Assets Resulting from Operations	$76,509,237

See Notes to Financial Statements.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2013

Statements of Changes in Net Assets

	FIRST EAGLE OVERSEAS VARIABLE FUND
	YEAR ENDED DECEMBER 31, 2013	YEAR ENDED DECEMBER 31, 2012
Operations
Net investment income	$4,439,974	$4,854,901
Net realized gain from investments, foreign currency and forward contract related transactions	43,643,947	30,284,500
Change in unrealized appreciation (depreciation) of investments, foreign currency and forward contract related transactions	28,425,316	50,975,732
Net increase in net assets resulting from operations	76,509,237	86,115,133
Distribution to Shareholders
Dividends paid from net investment income	(10,231,492)	(4,535,109)
Distributions paid from net realized gains from investment transactions	(31,400,754)	(33,257,469)
Decrease in net assets resulting from distributions	(41,632,246)	(37,792,578)
Fund Share Transactions (Note 6)
Net proceeds from shares sold	29,354,222	27,560,793
Net asset value of shares issued for reinvested dividends and distributions	41,621,364	37,788,552
Cost of shares redeemed	(107,479,620)	(107,012,560)
Decrease in net assets from Fund share transactions	(36,504,034)	(41,663,215)
Net increase (decrease) in net assets	(1,627,043)	6,659,340
Net Assets (Note 1)
Beginning of year	611,624,807	604,965,467
End of year	$609,997,764	$611,624,807
Accumulated net investment loss	$(7,632,642)	$(3,493,990)

See Notes to Financial Statements.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2013

Financial Highlights

	FOR YEAR ENDED DECEMBER 31,
	2013	2012	2011	2010	2009
Selected data for a share of beneficial interest outstanding throughout each year is presented below:*
Net asset value, beginning of year ($)	28.26	26.23	28.89	24.65	20.80
Income (loss) from investment operations:
Net investment income ($)	0.22	0.22	0.24	0.13	0.20
Net realized and unrealized gains (losses) on investments	3.47	3.64	–2.06	4.59	4.02
Total income (loss) from investment operations	3.69	3.86	–1.82	4.72	4.22
Less distributions:
Dividends from net investment income ($)	–0.54	–0.22	–0.35	–0.48	–0.12
Distributions from capital gains	–1.65	–1.61	–0.49	—	–0.25
Total distributions	–2.19	–1.83	–0.84	–0.48	–0.37
Net asset value, end of year ($)	29.76	28.26	26.23	28.89	24.65
Total Return (%)	13.25	14.83	–6.30	19.17	20.25
Ratios and supplemental data
Net assets, end of period (thousands) ($)	609,998	611,625	604,965	619,644	484,171
Ratio of operating expenses to average net assets including earnings credits (%)(a)	1.26	1.26	1.25	1.31	1.28
Ratio of net investment income to average net assets including earnings credits (%)(b)	0.73	0.79	0.82	0.51	0.89
Portfolio turnover rate (%)	12.14	10.11	17.48	13.38	9.51

  *  Per share amounts have been calculated using the average shares method.

  (a)  Ratio of operating expenses to average net assets with and without earnings credits is substantially the same.

  (b)  Ratio of net investment income to average net assets with and without earnings credits is substantially the same.

See Notes to Financial Statements.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2013

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Notes to Financial Statements

Note 1 — Significant Accounting Policies

First Eagle Variable Funds (the "Trust") is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"). The Trust consists of one portfolio, First Eagle Overseas Variable Fund (the "Fund"). The Trust is a Delaware statutory trust and was until March 31, 2004 a Maryland Corporation operating under the name First Eagle Variable Funds, Inc. The First Eagle Overseas Variable Fund seeks long-term growth of capital by investing primarily in equities issued by non–U.S. corporations.

First Eagle Investment Management, LLC (the "Adviser"), a subsidiary of Arnhold and S. Bleichroeder Holdings, Inc. ("ASB Holdings"), manages the Fund.

The following is a summary of significant accounting policies adhered to by the Fund and are in conformity with U.S. generally accepted accounting principles ("GAAP").

a)  Investment valuation — The Fund computes its net asset value once daily as of the close of trading on each day the New York Stock Exchange ("NYSE") is open for trading. The net asset value per share is computed by dividing the total current value of the assets of the Fund, less its liabilities, by the total number of shares outstanding at the time of such computation.

A portfolio security, other than a bond, which is traded on a U.S. national securities exchange or a securities exchange abroad is normally valued at the price of the last sale on the exchange as of the close of business on the date on which assets are valued. If there are no sales on such date, such portfolio investment will be valued at the mean between the closing bid and asked prices (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively). Securities, other than bonds, traded in the over-the-counter market are valued at the mean between the last bid and asked prices prior to the time of valuation (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively), except if such unlisted security traded on the NASDAQ in which case it is valued at its last sale price (or, if available, the NASDAQ Official Closing Price).

All bonds, whether listed on an exchange or traded in the over-the-counter market, for which market quotations are readily available are valued at the mean between the last bid and asked prices received from dealers in the

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2013

(continued)

over-the-counter market in the United States or abroad, except that when no asked price is available, bonds are valued at the last bid price alone. Broker-Dealers or pricing services use multiple valuation techniques to determine value. In instances where sufficient market activity exists, dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Short-term investments maturing in sixty days or less are valued at cost plus interest earned (or discount amortized, as the case may be), which is deemed to approximate value.

Commodities (such as physical metals) are valued at the spot price at the time trading on the New York Stock Exchange closes (normally 4:00 p.m. E.S.T.).

Forward contracts are valued at the current cost of covering or offsetting such contracts at the time NYSE closes (normally 4:00 p.m. E.S.T.).

Effective March 1, 2013, the 4:00 p.m. E.S.T. exchange rates are used to convert foreign security prices into U.S. dollars. Any security that is listed or traded on more than one exchange (or traded in multiple markets) is valued at the relevant quotation on the exchange or market deemed to be the primary trading venue for that security. In the absence of such a quotation, a quotation from the exchange or market deemed by the Adviser to be the secondary trading venue for the particular security shall be used. The Fund uses pricing services to identify the market prices of publicly traded securities in its portfolio. When market prices are determined to be "stale" as a result of limited market activity for a particular holding, or in other circumstances when market prices are unavailable, such as for private placements, or determined to be unreliable for a particular holding, such holdings may be "fair valued" in accordance with procedures approved by the Board of Trustees ("Board"). Additionally, with respect to foreign holdings, specifically in circumstances leading the Adviser to believe that significant events

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2013

Notes to Financial Statements

occurring after the close of a foreign market have materially affected the value of the Fund's holdings in that market, such holdings may be fair valued to reflect the events in accordance with procedures approved by the Board. The determination of whether a particular foreign investment should be fair valued will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets and security-specific events. The values assigned to a Fund's holdings therefore may differ on occasion from reported market values.

The Fund has adopted procedures under which movements in the prices for U.S. securities (beyond specified thresholds) occurring after the close of a foreign market may require fair valuation of securities traded in that foreign market. The values assigned to the Fund's holdings therefore may differ on occasion from reported market values. The Trust and the Adviser believe relying on the procedures as just described will result in prices that are more reflective of the actual market value of portfolio securities held by the Fund as of 4:00 p.m. E.S.T.

The Fund adopted provisions surrounding fair value measurements and disclosures that define fair value, establishes a framework for measuring fair value in GAAP and expands disclosures about fair value measurements. This applies to fair value measurements that are already required or permitted by other accounting standards and is intended to increase consistency of those measurements and applies broadly to securities and other types of assets and liabilities.

The Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs or assumptions to valuation techniques used to measure fair value. These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Other significant unobservable inputs (including the Fund's own assumption in determining the fair value of investments).

The significant unobservable inputs that may be used in determining valuations for investments identified within Level 3 are market comparables and the enterprise value of a company. Indications of value and quotations

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2013

(continued)

may be observable at any given time, but are currently treated by the Fund as unobservable. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement.

Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for marketability, probability of insolvency and probability of default may decrease (increase) the fair value measurement.

Fair valuation of securities, other financial investments or other assets (collectively, "securities") held by the Fund shall be determined in good faith by or under the direction of the Board, generally acting through its designated Board Valuation Committee or Valuation Committee (collectively, the "Committees"). The Committees' responsibilities include making determinations regarding Level 3 fair value measurements and providing the results to the Board, in accordance with the Fund's valuation policies.

It is the policy of the Fund to recognize significant transfers between Levels 1, 2 and 3 and to disclose those transfers as of the date of the underlying event which caused the movement.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2013

Notes to Financial Statements

The following is a summary of the Fund's inputs used to value the Fund's investments as of December 31, 2013:

First Eagle Overseas Variable Fund
DESCRIPTION	LEVEL 1	LEVEL 2(a)	LEVEL 3	TOTAL
Assets:†
International Common Stocks	$314,175,528	$163,947,709	$—	$478,123,237
Commodity*	26,192,267	—	—	26,192,267
International Convertible Bond	—	755,400	—	755,400
International Corporate Bonds	—	4,650,808	—	4,650,808
International Commercial Paper	—	33,063,100	—	33,063,100
U.S. Commercial Paper	—	65,236,971	—	65,236,971
Foreign Currency Contracts**	—	3,638,461	—	3,638,461
Total	$340,367,795	$271,292,449	$—	$611,660,244
Liabilities:
Foreign Currency Contracts**	$—	$1,478,006	$—	$1,478,006
Total	$—	$1,478,006	$—	$1,478,006

  (a)  Transfer into/out of Level 2 represent value as of the beginning of the period.

    International common stocks valued at $236,875,905, were transferred from Level 2 to Level 1 during the twelve-month period ended December 31, 2013. At December 31, 2012, these securities were valued based on fair value adjustment factors; at December 31, 2013, these securities were valued using quoted market prices in active markets. International common stocks valued at $5,809,240, were transferred from Level 1 to Level 2 as of December 31, 2013. At December 31, 2012, these securities were valued using quoted market price in active markets; at December 31, 2013, these securities were valued based on fair value adjustment factors.

  †  See Schedule of Investments for additional detailed categorizations.

  *  Represents gold bullion.

  **  Foreign currency contracts are valued at net unrealized appreciation (depreciation) on the investment.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2013

(continued)

b)  Investment transactions and income — Investment transactions are accounted for on a trade date basis. The specific identification method is used in determining realized gains and losses from investment transactions. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. In computing investment income, the Fund accretes discounts and amortizes premiums on debt obligations using the effective yield method. Payments received from certain investments held by the Fund may be comprised of dividends, capital gains and return of capital. The Fund originally estimates the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of information from the issuer.

c)  Expenses — Certain expenses are shared with the First Eagle Funds, an affiliated fund group. Such costs are generally allocated using the ratio of the Fund's average daily net assets relative to the total average daily net assets of First Eagle Funds. Earnings credits may reduce shareholder servicing agent fees by the amount of interest earned on balances with such service provider.

d)  Foreign currency translation — The books and records of the Fund are maintained in U.S. dollars. The market values of securities which are not traded in U.S. currency are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rates at the end of the period. The costs of such securities are translated at exchange rates prevailing when acquired. Related dividends, interest and withholding taxes are accrued at the rates of exchange prevailing on the respective dates of such transactions.

The net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the securities. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statement of Operations. However, for federal income tax purposes the Fund does isolate the effect of changes in foreign exchange rates from the changes in market prices for realized gains and losses on debt obligations.

e)  Forward currency contracts — In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Fund has entered

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2013

Notes to Financial Statements

into forward currency contracts. The Fund enters into foreign exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. The Fund's currency transactions include portfolio hedging on portfolio positions. Portfolio hedging is the use of a forward contract (or other cash management position) with respect to one or more portfolio security positions denominated or quoted in a particular currency. Currency exchange transactions involve currencies of the different countries that the Fund invests in and serves as hedges against possible variations in the exchange rates between the currencies and U.S. dollar. The Fund engages in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in that currency. Hedging can reduce exposure to currency exchange movements, but cannot eliminate that exposure. It is possible to lose money under a hedge.

The Fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the Fund is unable to enter into a closing position. Forward currency contracts outstanding at period end, if any, are listed after the Fund's portfolio. Outstanding contracts at period end are indicative of the volume of activity during the period, proportionate to the net assets of the fund.

The Fund adopted provisions surrounding disclosures of derivative instruments and hedging activities which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about currency-risk-related contingent features in derivative agreements.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2013

(continued)

certain circumstances, offset with the counterparty certain derivative financial instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankrupcty or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Asset and Liabilities.

At December 31, 2013, the Fund had the following foreign forward currency contracts grouped into appropriate risk categories illustrated below:

			GAIN OR (LOSS) DERIVATIVE RECOGNIZED IN INCOME
RISK TYPE	ASSET DERIVATIVE FAIR VALUE[1]	LIABILITY DERIVATIVE FAIR VALUE[2]	REALIZED GAIN[3]	CHANGE IN APPRECIATION[4]
Foreign currency	$3,638,461	$1,478,006	$15,568,649	$(3,076,387)

  1  Statement of Assets and Liabilities location: Receivable for forward currency contracts held, at value.

  2  Statement of Assets and Liabilities location: Payable for forward currency contracts held, at value.

  3  Statement of Operations location: Net realized gains (losses) from: foreign currency and forward contract related transactions.

  4  Statement of Operations location: Changes in unrealized appreciation (depreciation) of: foreign currency and forward contract related translation.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2013

Notes to Financial Statements

The following table presents the Fund's gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Fund as of December 31, 2013:

COUNTERPARTY	GROSS AMOUNTS OF ASSETS PRESENTED IN STATEMENT OF ASSETS AND LIABILITIES	DERIVATIVES AVAILABLE FOR OFFSET	COLLATERAL RECEIVED	NET AMOUNT (NOT LESS THAN $0)
BNY Mellon	$1,333,209	$(505,804)	$—	$827,405
Goldman Sachs Capital Markets LP	1,072,631	(247,707)	—	824,924
HSBC Bank USA	282,446	(8,441)	—	274,005
JPMorgan Chase Bank N.A.	675,626	(631,307)	—	44,319
UBS AG	274,549	(84,747)	—	189,802
	$3,638,461	$(1,478,006)	$—	$2,160,455
COUNTERPARTY	GROSS AMOUNTS OF LIABILITIES PRESENTED IN STATEMENT OF ASSETS AND LIABILITIES	DERIVATIVES AVAILABLE FOR OFFSET	COLLATERAL PLEDGED	NET AMOUNT (NOT LESS THAN $0)
BNY Mellon	$505,804	$(505,804)	$—	$—
JPMorgan Chase Bank N.A.	247,707	(247,707)	—	—
HSBC Bank USA	8,441	(8,441)	—	—
JPMorgan Chase Bank N.A.	631,307	(631,307)	—	—
UBS AG	84,747	(84,747)	—	—
	$1,478,006	$(1,478,006)	$—	$—

f)  Treasury Inflation-Protected Securities — The Fund may invest in Treasury Inflation-Protected Securities ("TIPS") which are specially structured bonds in which the principal amount is adjusted to keep pace with inflation. The inflation (deflation) adjustment is applied to the principal of each bond on a monthly basis and is accounted for as interest income on the Statement of Operations. TIPS are subject to interest rate risk.

g)  Restricted Securities — The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of the Fund's Schedule of Investments.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2013

(continued)

h)  United States income taxes — No provision has been made for U.S. federal income taxes since it is the intention of the Fund to distribute to shareholders all taxable net investment income and net realized gains on investments, if any, within the allowable time limit, and to comply with the provisions of the Code for a Regulated Investment Company. The Fund declares and pays such income and capital gains on an annual basis.

The Fund adopted provisions surrounding income taxes, which require the tax effects of certain tax positions to be recognized. These tax positions must meet a "more likely than not" standard that based on their technical merits, have a more than 50% likelihood of being sustained upon examination. Management of the Trust has analyzed the Fund's tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund's financial statements.

At December 31, 2013, the components of accumulated earnings on a tax basis were as follows:

Undistributed net investment income	$20,847,662
Undistributed net realized gains	34,718,368
Net unrealized appreciation	97,441,169
Capital loss carryforward:
Short-term	—
Long-term	—

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to the treatment of passive foreign investment companies, the treatment of foreign currencies and wash sales.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized by the Fund after December 31, 2010, may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Fund were carried forward eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. The Fund did not have capital losses to carry forward prior to the Act.

i)  Reclassification of capital accounts — As a result of certain differences in the computation of net investment income and net realized capital gains

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2013

Notes to Financial Statements

under federal income tax rules and regulations versus generally accepted accounting principles, a reclassification has been made on the Statement of Assets and Liabilities to increase undistributed net investment income in the amount of $1,652,866, decrease undistributed net realized gains on investments in the amount of $1,652,867 and increase capital surplus in the amount of $1.

The primary permanent differences causing such reclassification include the tax treatment of currency gains and losses and investments in passive foreign investment companies.

j)  Distributions to shareholders — Distributions to shareholders during the fiscal year ended December 31, 2013, which are determined in accordance with income tax regulations, are recorded on ex-dividend date.

For the year ended December 31, 2013 and 2012, the Fund distributed ordinary income dividends of $16,246,989 and $4,909,734 respectively.

For the year ended December 31, 2013 and 2012, the Fund distributed long-term capital gains dividends of $25,385,257 and $32,882,844 respectively.

k)  Use of estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

l)  Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Note 2 — Investment Advisory, Custody and Administration Agreements; Transactions with Related Persons

For its services, the Adviser receives, pursuant to an Investment Advisory Agreement between the Fund and the Adviser (the "Advisory Agreement") an annual advisory fee at an annual rate of 0.75% of the average daily net assets of the Fund.

The Adviser also performs certain administrative, accounting, operations, compliance and other services on behalf of the Fund, and in accordance with its

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2013

(continued)

agreement with them, the Fund reimburses the Adviser for costs (including personnel, related overhead and other costs) related to those services. For the year ended December 31, 2013, the Fund reimbursed the Adviser $64,757 and had payable to the Adviser $16,085.

The Fund has entered into a Custody Agreement with State Street Bank and Trust Company ("SSB"). The Custody Agreement provides for an annual fee based on the amount of assets under custody plus transaction charges. SSB serves as custodian of the Fund's portfolio securities and other assets. SSB has directly entered into a sub-custodial agreement to maintain the custody of gold bullion in the Fund. Under the terms of the Custody Agreement between the Fund and SSB, SSB maintains and deposits in separate accounts, cash, securities and other assets of the Fund. SSB is also required, upon the order of the Fund, to deliver securities held by SSB and the sub-custodian, and to make payments for securities purchased by the Fund. SSB has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the United States are maintained in the custody of these entities.

The Fund has also entered into an Administration Agreement with SSB, pursuant to which SSB provides certain financial reporting and other administrative services. SSB, as the Fund's Administrator, receives annual fees separate from and in addition to the fees it receives for its services as the Fund's custodian.

Included on the accompanying Statement of Assets and Liabilities of the Fund are fees that are payable to the Trustees in the amount of $822. The Trust adopted a Trustee Deferred Compensation Plan (the "Plan") which allows the eligible independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various First Eagle Funds until distribution in accordance with the Plan.

Note 3 — Plans of Distribution

Under the terms of the Distribution Plans and Agreements (the "Plans") with FEF Distributors, LLC (the "Distributor"), pursuant to the provisions of Rule 12b-1 under the 1940 Act, the Fund may pay monthly, a distribution related fee at an annual rate of up to 0.25% of the Fund's average daily net assets. Under the Plans, the Distributor will use amounts payable by the Fund in their entirety for payment to insurance companies which are the issuers of variable contracts invested in shares of the Fund, in order to pay or reimburse

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2013

Notes to Financial Statements

such insurance companies for distribution and shareholder servicing-related expenses incurred or paid by such insurance companies. For the year ended December 31, 2013 the distribution fees incurred by the Fund was $1,530,086.

Note 4 — Purchases and Sales of Securities

During the year ended December 31, 2013, the cost of purchases of investments and proceeds from sales of investments, excluding U.S. Government and short-term securities, totaled $61,694,934 and $145,521,041, respectively.

There were no purchases or sales of U.S. Government securities during the year ended December 31, 2013.

Note 5 — Line of Credit

At a meeting on September 11, 2013, the Board of Trustees approved continuing a $300 million committed, unsecured line of credit (the "Credit Facility") with State Street Bank and Trust Company for the Fund and First Eagle Funds, to be utilized for temporarily financing the purchase or sale of securities for prompt delivery in the ordinary course of business or for temporarily financing the redemption of shares of the Fund at the request of shareholders and other temporary or emergency purposes. Under the Credit Facility arrangement, the Fund has agreed to pay an annual commitment fee on the unused balance, allocated pro rata, based on the relative asset size of the Fund. A portion of the commitment fees related to the line of credit are paid by the Fund and are included in miscellaneous expenses in the Statement of Operations. During the year ended December 31, 2013, the Fund had no borrowings under the agreement.

Note 6 — Capital Stock

Transactions in shares of capital stock were as follows:

	YEAR ENDED DECEMBER 31, 2013	YEAR ENDED DECEMBER 31, 2012
Shares sold	984,684	1,025,964
Shares issued for reinvested dividends	1,438,692	1,362,732
Shares redeemed	(3,568,247)	(3,806,876)
Net decrease	(1,144,871)	(1,418,180)

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2013

(continued)

Note 7 — Indemnification and Investment Risk

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote. The Fund may have elements of risk not typically associated with investments in the United States of America due to its investments in foreign countries or regions. Such foreign investments may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities. The securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Fund enters into derivatives which may represent off-balance sheet risk. Off-balance sheet risk exists when the maximum potential loss on a particular investment is greater than the value of such investment as reflected in the Statement of Assets and Liabilities.

The shares of the Fund may be purchased only by the separate accounts of insurance companies for the purpose of funding variable life insurance policies and variable annuity contracts. At December 31, 2013, the Fund is offered as an investment option by two insurance companies and accordingly a decision by any insurance company to withdraw its participation may have a negative impact on the Fund.

Note 8 — Accounting Pronouncement

In June 2013, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update 2013-08 Financial Services—Investment Companies (Topic 946)—Amendments to the Scope, Measurement, and

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2013

Notes to Financial Statements  (continued)

Disclosure Requirements ("ASU 2013-08") which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company's non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08's criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the Fund, management expects that the impact of the Fund's adoption will be limited to additional financial statement disclosures.

Note 9 — Subsequent Events

In accordance with the provision surrounding Subsequent Events adopted by the Fund, management has evaluated the possibility of subsequent events existing in the Fund's financial statements. Management has determined that there are no material events that would require disclosures in the Fund's financial statements.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2013

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareholders of
First Eagle Overseas Variable Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of First Eagle Overseas Variable Fund (the "Fund") at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers, LLP
New York, New York
February 25, 2014

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2013

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory fees; distribution fees (12b-1) and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested on July 1, 2013 and held for the six-months ended December 31, 2013.

Actual Expenses

The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

Based on Actual Total Return1

	ACTUAL TOTAL RETURN[2]	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[3]
First Eagle Overseas Variable Fund	10.59%	$1,000.00	$1,105.90	1.27%	$6.74

  1  For the six-months ended December 31, 2013.

  2  Past performance does not guarantee future results. Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year.

  3  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2013

  (continued)

Hypothetical Example for Comparison Purposes

The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example relating to the Fund with the 5% hypothetical examples that appear in the shareholder reports of other funds.

This Example is based on an investment of $1,000 invested on July 1, 2013 and held for the six-months ended December 31, 2013.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return1

	HYPOTHETICAL ANNUALIZED TOTAL RETURN	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[2]
First Eagle Overseas Variable Fund	5.00%	$1,000.00	$1,018.80	1.27%	$6.46

  1  For the six-months ended December 31, 2013.

  2  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2013

General Information

Quarterly Form N-Q portfolio schedule

The First Eagle Variable Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's Web site at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1.800.SEC.0330. Additionally, you may obtain copies of Form N-Q from the Fund upon request by calling 1.800.334.2143.

Proxy voting policies, procedures and record

You may obtain a description of the Fund's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent twelve-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1.800.334.2143 or on the EDGAR Database on the SEC's Web site at www.sec.gov.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2013

Tax Information  Fiscal Year Ended December 31, 2013 (unaudited)

The Fund designates the following amounts (or the maximum amount allowable) distributed during the fiscal year ended December 31, 2013:

	% OF DIVIDENDS ELIGIBLE FOR THE DIVIDENDS RECEIVED	LONG-TERM CAPITAL GAINS
	DEDUCTION	15%	28%
First Eagle Overseas Variable Fund *	—%	$21,837,363	$3,547,894

* The Fund paid foreign taxes of $1,308,969 and recognized foreign source income of $9,490,072, pursuant to Section 853 of the Internal Revenue Code during the fiscal year ended December 31, 2013.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2013

Additional Information (unaudited)

Management of the Trust

The business of the Trust is managed by its Board of Trustees, which elects officers responsible for the day to day operations of the Fund and for the execution of the policies formulated by the Board of Trustees.

Pertinent information regarding the members of the Board of Trustees and principal officers of the Trust is set forth below. Some of the Trustees and officers are employees of the Adviser and its affiliates. At least a majority of the Trust's Board of Trustees are not "interested persons" as that term is defined in the Investment Company Act.

Independent Trustees(1)(2)

Lisa Anderson | Trustee | December 2005 to present

1345 Avenue of the Americas | New York, New York | 10105
(born October 1950)

Principal Occupation(s) During Past 5 Years: President, American University in Cairo; prior to December 2010 Provost, American University in Cairo; James T. Shotwell Professor of International Relations and Dean, School of International and Public Affairs, Columbia University

Number of Portfolios in the Fund Complex Overseen by Trustee: 8

Other Directorships/Trusteeships Held by Trustee: Director, Advisory Board Middle East Centre, London School of Economics; Member Emerita, Human Rights Watch; Trustee, First Eagle Funds (7 portfolios)

Candace K. Beinecke | Trustee (Chair) | December 1999 to present

One Battery Park Plaza | New York, New York | 10004
(born November 1946)

Principal Occupation(s) During Past 5 Years: Chair, Hughes Hubbard & Reed LLP

Number of Portfolios in the Fund Complex Overseen by Trustee: 8

Other Directorships/Trusteeships Held by Trustee: Director, ALSTOM; Trustee, Vornado Realty Trust; Director, Rockefeller Financial Services, Inc. and Rockefeller & Company, Inc.; Trustee, Metropolitan Museum of Art; Trustee, The Wallace Foundation; Director and Vice Chair, Partnership for New York City; Trustee, First Eagle Funds (7 portfolios)

(1)Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act.

(2)The term of office of each Independent Trustee is indefinite.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2013

(continued)

Independent Trustees(1)(2)

Jean D. Hamilton | Trustee | March 2003 to present

1345 Avenue of the Americas | New York, New York | 10105
(born January 1947)

Principal Occupation(s) During Past 5 Years: Private Investor/Independent Consultant/Member, Brock Capital Group LLC.

Number of Portfolios in the Fund Complex Overseen by Trustee: 8

Other Directorships/Trusteeships Held by Trustee: Director, RenaissanceRe Holdings Ltd.; prior to June 2012, Director, Four Nations; Trustee, First Eagle Funds (7 portfolios)

James E. Jordan | Trustee | December 1999 to present

1345 Avenue of the Americas | New York, New York | 10105
(born April 1944)

Principal Occupation(s) During Past 5 Years: Private Investor and Independent Consultant.

Number of Portfolios in the Fund Complex Overseen by Trustee: 8

Other Directorships/Trusteeships Held by Trustee: Director, JZ Capital Partners, Plc. (Guernsey investment trust company); Trustee, World Monuments Fund; Chairman's Council, Conservation International; Director, Alpha Andromeda Investment Trust Co., S.A.; prior to July 2013, Director, Leucadia National Corporation; Trustee, First Eagle Funds (7 portfolios)

William M. Kelly | Trustee | December 1999 to present

1345 Avenue of the Americas | New York, New York | 10105
(born February 1944)

Principal Occupation(s) During Past 5 Years: Private Investor; prior to January 2010, President, Lingold Associates

Number of Portfolios in the Fund Complex Overseen by Trustee: 8

Other Directorships/Trusteeships Held by Trustee: Trustee, St. Anselm College; Director, Sergei S. Zlinkoff Fund for Medical Research and Education; Prior to April, 2010, Treasurer and Trustee, Black Rock Forest Preservation and Consortium; Trustee, First Eagle Funds (7 portfolios)

(1)Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act.

(2)The term of office of each Independent Trustee is indefinite.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2013

Additional Information (unaudited)

Independent Trustees(1)(2)

Paul J. Lawler | Trustee | March 2002 to present

1345 Avenue of the Americas | New York, New York | 10105
(born May 1948)

Principal Occupation(s) During Past 5 Years: Private Investor; prior to January 2010, Vice President Investments and Chief Investment Officer, W.K. Kellogg Foundation

Number of Portfolios in the Fund Complex Overseen by Trustee: 8

Other Directorships/Trusteeships Held by Trustee: Trustee, Ravena Coeymans Historical Society; Trustee, Coeymans Heritage Society; Trustee and Audit Chair, the American University in Cairo; Trustee, First Eagle Funds (7 portfolios)

Interested Trustees(2)

John P. Arnhold(3) | President and Trustee | December 1999 to present

1345 Avenue of the Americas | New York, New York | 10105
(born December 1953)

Principal Occupation(s) During Past 5 Years: Co-President, Co-CEO and Director, Arnhold and S. Bleichroeder Holdings, Inc.; CEO, Chairman, Director, FEF Distributors, LLC; Chairman, CIO and Director, First Eagle Investment Management LLC; prior to February 2010, CEO, First Eagle Investment Management, LLC

Number of Portfolios in the Fund Complex Overseen by Trustee: 8

(1)Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act.

(2)The term of office of each Independent Trustee is indefinite.

(3)The term of office of each Interested Trustee is indefinite.

(4)Mr. Arnhold and Mr. Eveillard are Interested Trustees (i.e., each is an "interested person" of the Trust as defined in the Investment Company Act). Mr. Arnhold is an officer and director of the Trust's investment adviser and principal underwriter, and Mr. Eveillard is an employee of the Trust's investment adviser.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2013

(continued)

Interested Trustees(3)—(continued)

Other Directorships/Trusteeships Held by Trustee: Chairman and Director, Arnhold Ceramics; Director, The Arnhold Foundation; Director, The Mulago Foundation; Director, WNET.org; Trustee, Trinity Episcopal Schools Corp.; Trustee, Vassar College; Trustee, Jazz at Lincoln Center; Director, International Tennis Hall of Fame; Managing Member, New Eagle Holdings Management Company, LLC; Director, First Eagle Amundi SICAV; Trustee, UC Santa Barbara Foundation; Prior to November, 2011, Director, Aquila International Fund Limited; Prior to September, 2011, Director, Quantum Endowment Fund; President and Trustee, First Eagle Funds (7 portfolios)

Jean-Marie Eveillard(4) | Trustee | June 2008 to present

1345 Avenue of the Americas | New York, New York | 10105
(born January 1940)

Principal Occupation(s) During Past 5 Years: Senior Adviser to First Eagle Investment Management, LLC since March 2009; formerly, Senior Vice President, First Eagle Investment Management, LLC since January 2000; previously portfolio Manager of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, and First Eagle Variable Funds (portfolio management tenure: 1979-2004 March 2007-March 2009)

Number of Portfolios in the Fund Complex Overseen by Trustee: 8

Other Directorships/Trusteeships Held by Trustee: Trustee, The Frick Collection; Director, Varenne Capital Partners; prior to December 2011, Director, Fregate-Legris Industries SA; Trustee, First Eagle Funds (7 portfolios)

(3)The term of office of each Interested Trustee is indefinite.

(4)Mr. Arnhold and Mr. Eveillard are Interested Trustees (i.e., each is an "interested person" of the Trust as defined in the Investment Company Act). Mr. Arnhold is an officer and director of the Trust's investment adviser and principal underwriter, and Mr. Eveillard is an employee of the Trust's investment adviser.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2013

Additional Information (unaudited)

Officers(5)

John P. Arnhold | President and Trustee | December 1999 to present

1345 Avenue of the Americas | New York, New York | 10105
(born December 1953)

Principal Occupation(s) During Past Five (5) Years: See table on preceding page related to Interested Trustees

Robert Bruno | Senior Vice President | December 1999 to present

1345 Avenue of the Americas | New York, New York | 10105
(born June 1964)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; President, FEF Distributors, LLC; Chief Operations Officer, First Eagle Funds

Joseph T. Malone | Chief Financial Officer | September 2008 to present

1345 Avenue of the Americas | New York, New York | 10105
(born September 1967)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; Chief Financial Officer, First Eagle Funds; from September 2008

Mark D. Goldstein | Chief Compliance Officer | February 2005 to present

1345 Avenue of the Americas | New York, New York | 10105
(born October 1964)

Principal Occupation(s) During Past Five (5) Years: General Counsel, Chief Compliance Officer and Senior Vice President, First Eagle Investment Management, LLC; Secretary, FEF Distributors, LLC; Director, First Eagle Amundi SICAV; General Counsel and Secretary of Arnhold and S. Bleichroeder Holdings, Inc., and Chief Compliance Officer, First Eagle Funds from February 2005; prior to March 2010 Chief Compliance Officer, Good Hope Advisers, LLC

(5)The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Trust (or its predecessor entities), although various positions may have been held during the period.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2013

(continued)

Officers(5)—(continued)

Suzan J. Afifi | Secretary and Vice President | December 1999 to present

1345 Avenue of the Americas | New York, New York | 10105
(born October 1952)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; Vice President, FEF Distributors, LLC; Secretary and Vice President, First Eagle Funds

Philip Santopadre | Treasurer | September 2005 to present

1345 Avenue of the Americas | New York, New York | 10105
(born August 1977)

Principal Occupation(s) During Past Five (5) Years: Vice President, First Eagle Investment Management, LLC; Treasurer, First Eagle Funds from September 2008

Michael Luzzatto | Vice President | December 2004 to present

1345 Avenue of the Americas | New York, New York | 10105
(born April 1977)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; Vice President, FEF Distributors, LLC; Vice President, First Eagle Funds

Meng Lam | Assistant Treasurer | March 2012 to present

1345 Avenue of the Americas | New York, New York | 10105
(born October 1980)

Principal Occupation(s) During Past Five (5) Years: Assistant Vice President, First Eagle Investment Management, LLC from February 2011; Assistant Treasurer, First Eagle Variable Funds; Advisory Manager, Ernst & Young LLP from January 2010; Audit Manager, Deloitte & Touche LLP from 2007

(5)The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Trust (or its predecessor entities), although various positions may have been held during the period.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2013

Consideration of Investment Advisory Agreement (unaudited)

On December 22, 1999, the shareholders of the Trust approved the Advisory Agreement between the Trust and the Adviser. The Board of Trustees approved the Advisory Agreement most recently on December 13, 2013.

During the course of their most recent review, the Trustees covered the following, among other topics:

•  The Trustees reviewed the Fund's long-standing historical relationship with the Adviser and the institutional resources available to the Adviser.

•  The Trustees reviewed the performance of the Fund on both an absolute and a relative basis. Significant outperformance (over many periods reviewed) was noted for the Fund relative to the Fund's benchmarks, to the performance of peer mutual funds and to Morningstar, Lipper and similar composites. The relative results of the Fund was noted as being at or near the top of its peer group for various periods. The Trustees commented on (and management discussed) the Fund's less favorable one-year relative performance results. Contributors to the lagging one year results (notably a higher than median cash position) were discussed. Performance for the Fund was determined to be excellent given its returns relative to benchmarks and peers.

•  The Trustees reviewed the total compensation to be received by the Adviser and the Fund's total cost for using the Adviser's services, taking into account expenses incurred by the Adviser that are passed through to the Fund. They concluded that this compensation was commensurate with the nature, extent, and quality of the services provided and therefore reasonable under the circumstances. As part of their analysis, the Trustees considered competitive prices for services comparable to those provided by the Adviser. In doing so, they considered fees charged by investment advisers to peer mutual funds and determined that the Adviser's fees were competitive, as the Fund's net management fee, was generally similar to or lower than its reviewed peer group average and peer group median. The Trustees also considered the advisory fees charged to institutional clients of the Adviser, taking into consideration the differing requirements of such clients. While analyzing the effects of indirect compensation to the Adviser, such as soft dollar and other service benefits, the Trustees considered the levels of soft dollars and absence of affiliated broker-dealer relationships.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2013

  (continued)

•  The Trustees reviewed the Fund's expense ratio, which was deemed reasonable both on an absolute basis and in comparison to peer funds. The Trustees discussed the impact of the advisory fee on the ratio of total expenses to total assets and noted that the Fund's expense ratio decreased over several years as the Fund grew, highlighting a benefit to shareholders resulting from the development of economies of scale in the operation of the Fund. The Trustees also noted that expense ratios for the Fund had increased modestly relative to the prior year and reviewed the causes of those increases. The Trustees also considered the effect on the Fund's expense ratio of the Fund's asset size and of particular categories of expenses, both currently and relative to prior periods.

•  The Trustees reviewed the Adviser's financial condition and profitability. They commented that profits appear healthy and that the Adviser has always shown the willingness to commit resources to support investment in the business. The Trustees noted the effect of particular categories of expenses, including compensation, on the Adviser's financial condition.

At the conclusion of their review, with no single factor being determinative, the Trustees determined that the Advisory Agreement serves the interests of the Fund and its shareholders and should be continued.

The Advisory Agreement will continue in effect only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Advisory Agreement provides that the Adviser will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Advisory Agreement provides that it will terminate automatically if assigned, within the meaning of the Investment Company Act, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2013

First Eagle Variable Funds

Trustees

Lisa Anderson

John P. Arnhold

Candace K. Beinecke (Chair)

Jean-Marie Eveillard

Jean D. Hamilton

James E. Jordan

William M. Kelly

Paul J. Lawler

Officers

John P. Arnhold

President

Robert Bruno

Senior Vice President

Joseph T. Malone

Chief Financial Officer

Mark D. Goldstein

Chief Compliance Officer

Suzan J. Afifi

Secretary & Vice President

Philip Santopadre

Treasurer

Michael Luzzatto

Vice President

Meng Lam

Assistant Treasurer

Investment Adviser

First Eagle Investment Management, LLC

1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Shearman & Sterling LLP

599 Lexington Avenue
New York, NY 10022

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue
Kansas City, MO 64105

Shareholder Servicing Agent

DST Systems, Inc.

330 West 9th Street
Kansas City, MO 64105
800.334.2143

Underwriter

FEF Distributors, LLC

1345 Avenue of the Americas
New York, NY 10105

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue
New York, NY 10017

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of First Eagle Variable Funds.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2013

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1345 Avenue of the Americas | New York, NY | 10105

800.334.2143

Item 2.                                 Code of Ethics.

The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer.  Copies of the code of ethics may be requested free of charge by calling 1-800-334-2143 (toll free).

Item 3.                                 Audit Committee Financial Expert.

The Board of Trustees of the registrant has designated Paul J. Lawler, William M. Kelly and Jean Hamilton  as Audit Committee Financial Experts.  Mr. Lawler, Mr. Kelly and Ms. Hamilton are considered by the Board to be independent trustees.

Item 4.                                 Principal Accountant Fees and Services

(a)         Audit Fees:

For the years ended December 31, 2013 and December 31, 2012, the aggregate PricewaterhouseCoopers LLP (PwC) audit fees for professional services rendered to the registrant were approximately $36,558 and $43,180, respectively.  Fees included in the audit fees category are those associated with the annual audits of the financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)         Audit Related Fees:

For the years ended December 31, 2013 and December 31, 2012, the aggregate PwC fees for assurance and related services rendered to the registrant were approximately $0 and $0, respectively.

(c)          Tax Fees:

In each year ended December 31, 2013 and December 31, 2012, the aggregate tax fees billed by PwC for professional services rendered to the registrant were approximately $48,050 and $12,579, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to audits. This category comprises fees for tax compliance and preparation of tax returns.

(d)         All Other Fees:

In each of the years ended December 31, 2013 and December 31, 2012, there were no fees billed by PwC for products and services, other than 4(a)-(c) above, rendered to the registrant.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval by the committee or a designated member thereof.  If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting.  Waiver of pre-approval for audit and non-audit services requiring fees of a de minimis amount is not permitted.

(e)(2) No services included in (b) — (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) According to PwC, for the year ended December 31, 2013, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent year that were attributable to work performed by persons who are not full-time, permanent employees of PwC was 0%.

(g) Other than as described in the table above, the aggregate fees billed for the most recent year and the preceding year by the registrant’s principal accountant for non-audit services rendered to the registrant (“covered”), its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser (“non-covered”) that provides ongoing services to the registrant was $0 in 2013 and 2012.

(h) Not applicable.

Item 5.                                 Audit Committee of Listed Registrants

Not applicable at this time.

Item 6.                                 Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7.                                 Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.                                 Portfolio Managers of Closed-End Investment companies.

Not applicable.

Item 9.                                 Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.                          Submission of Matters to a Vote of Security Holders.

No material change to report at this time.

Item 11.                          Controls and Procedures.

(a) In the opinion of the principal executive officer and principal financial officer, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the registrant, including its consolidated subsidiaries, is made known to them  by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent half-year (the registrant’s second half-year in the case of an annual report) that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.               Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)):  Attached hereto.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)): Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	First Eagle Variable Funds

By (Signature and Title)*	/s/ John P. Arnhold

John P. Arnhold, President

Date: February 27, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John P. Arnhold

John P. Arnhold, Principal Executive Officer

Date: February 27, 2014

By (Signature and Title)*	/s/ Joseph T. Malone

Joseph T. Malone, Principal Financial Officer

Date: February 27, 2014

*          Print the name and title of each signing officer under his or her signature.